UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    December 17, 2015

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers

On December 17, 2015, Martin J. McDonald was appointed by our Board of Directors as Senior Vice President, Remotely Operated Vehicles, effective January 1, 2016. Kevin F. Kerins, who currently holds such position, will become our Senior Vice President, Underwater Vehicle Technologies, also effective January 1, 2016. Mr. McDonald, age 51, joined us in 1989 and most recently served as Vice President and General Manager of our remotely operated vehicle operations in the eastern hemisphere from 2006. A copy of our December 18, 2015 Press Release announcing these appointments is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following are being furnished as exhibits to this report.

99.1	Press Release of Oceaneering International, Inc. dated December 18, 2015 regarding Item 5.02

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

By:	/s/ David K. Lawrence
David K. Lawrence
Senior Vice President, General Counsel and Secretary

Date:    December 18, 2015

Exhibit Index

99.1	Press Release of Oceaneering International, Inc. dated December 18, 2015 regarding Item 5.02